UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2016

Calithera Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36644	27-2366329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Oyster Point Blvd., Suite 200 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 7, 2016, William D. Waddill resigned as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Calithera Biosciences, Inc. effective December 31, 2016. Mr. Waddill’s departure is not related to any disagreement with our board of directors, audit committee or our auditors. In connection with Mr. Waddill’s departure we intend to enter into a separation agreement with Mr. Waddill on December 31, 2016, subject to Mr. Waddill’s timely execution and non-revocation of a waiver and release of claims, the following benefits:

1.	Cash severance of nine months of Mr. Waddill’s annual base salary plus an amount to be determined by the compensation committee of our board of directors related to Mr. Waddill’s 2016 bonus.

2.	Mr. Waddill will be eligible to receive continued health care coverage for up to nine months consistent with what the Company currently provides, so long as Mr. Waddill timely elects such continued coverage.

3.	Accelerated vesting of 17,500 shares subject to outstanding stock options as though Mr. Waddill remained an employee through January 19, 2017 and the ability to exercise all of his vested stock options for a period of nine months following the effective date of his resignation.

The foregoing description of the separation agreement is qualified in its entirety by reference to the full text of the separation agreement, which will be filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2016.

(c)

Following Mr. Waddill’s resignation, Susan M. Molineaux, Ph.D., our President and Chief Executive Officer, will serve as our principal financial officer and will assume Mr. Waddill’s administrative responsibilities, and Stephanie Wong, our Vice President of Finance, will serve as our principal accounting officer.

Item 7.01	Regulation FD Disclosure.

On December 12, 2016, we issued a press release announcing the management changes described in Item 5.02(b) and (c) of this Form 8-K. A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calithera Biosciences, Inc.
Dated: December 12, 2016
	By:	/s/ Susan M. Molineaux, Ph.D.
Susan M. Molineaux, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 12, 2016.